Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

OF ARCH COAL, INC. PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, John W. Eaves, Chairman and Chief Executive Officer of Arch Coal, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended December 31, 2015 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Arch Coal, Inc.

/s/ John W. Eaves
John W. Eaves
Chairman and Chief Executive Officer

Date: March 15, 2016